EXHIBIT 99.2


                                                    [PROPALMS LOGO APPEARS HERE]


Mr. Gary Ball
President
Infrared Systems International
15 N. Longspur Drive
The Woodlands, TX 77380


   RE: LETTER OF INTENT FOR THE REORGANIZATION OF INFRARED SYSTEMS INTERNATIONAL



Dear Mr. Ball:



This letter of intent (the "Letter of Intent") shall confirm our mutual intentions to engage in negotiations leading to a definitive agreement (the "Agreement") by which Propalms, Inc. ("PRPM"), with its principal place of business at Unit 4, Park Farm Courtyard, Easthorpe, Malton, North Yorkshire Y017 6QX, United Kingdom will sell its ownership in its subsidiary, Focus Systems, Inc. ("FS") to Infrared Systems International, with its principal place of business at 15 N. Longspur Drive, The Woodlands, TX 77380 ("IFRS") in return for a controlling interest in IFRS.



We propose that formal agreements (the "Transaction Agreements") describing the transactions outlined below (the "Transactions") be negotiated and executed by our respective Boards of Directors and that the Transaction Agreements contain the following general terms and conditions.



A. THE TRANSACTIONS.



     (i) At the Closing Date, PRPM will acquire eighty-nine and nine tenths percent (89.9%) percent of the outstanding common shares of IFRS (the "Purchase Shares") for an aggregate purchase price (the "Purchase Price") of Two Hundred Thousand Dollars ($200,000). The Purchase Price shall consist of a cash payment of Thirty Thousand Dollars ($30,000) at the Closing Date and a promissory note (the "Note") for One Hundred Seventy Thousand Dollars ($170,000). The Note shall be payable in twelve equal monthly instalments of $14,166.66 commencing ninety
(90) days after the Closing Date,  shall not bear interest if paid when due, and


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shall be secured by the  Purchase  Shares  (subject to release of 600,000 of the
Purchase Shares upon timely receipt of the first of the twelve equal monthly, 300,000 of the Purchase Shares upon timely receipt of each of the second through eleventh of the twelve equally monthly instalments, and the balance of the Purchase Shares upon the timely receipt of the twelfth of the twelve equal monthly instalments). Based on the currently outstanding common stock of IFRS of 1,167,279 Shares, the number of Purchase Shares is expected to be 11,557,217 shares. In the event that an instalment of the Note is not paid when due, which non-payment is not cured within five (5) business days after written notice thereof, the balance of the Note and the Purchase Shares remaining in escrow shall be transferred to Gary Ball


     (ii) Immediately after the issuance of the Purchase Shares by IFRS at the Closing Date, IFRS will acquire all of the outstanding common shares of FS (the "FS Acquisition") in exchange for 3,000,000 shares of common stock of IFRS (the "Acquisition Shares"). IFRS shall own 100% of the equity of FS immediately after the FS Acquisition. The Acquisition Shares shall be valued at Fifty Cents ($0.50) per share.


     (iii) At the Closing, (1) all IFRS corporate records, board minutes, bank records and bank accounts will be transferred to PRPM, (2) all Directors and officers of IFRS shall resign, and (3) William Wright will be appointed Chairman, President and CEO of IFRS.


     (iv) Immediately following the closing of the FS Acquisition, PRPM shall transfer the Purchase Shares and the Note to William Wright in exchange for Mr. Wright's assumption of the Note, which assumption shall include a full release of PRPM's obligations by IFRS. William Wright will be solely responsible for payment of the Note.


     (v) Prior to the Closing Date, IFRS will incorporate a subsidiary ("IFRS Sub") and will on the Closing Date transfer all of its assets (including the Purchase Price) to IFRS Sub. IFRS Sub will assume all of the liabilities of IFRS as of the Closing Date and will agree to indemnify IFRS against any liabilities existing on the Closing Date or arising from the business of IFRS Sub. IFRS Sub shall be managed solely by Gary Ball until either of the events specified in A(iii) below occurs.


     (vi) Gary Ball shall be solely responsible for managing IFRS Sub, and shall receive in consideration for his management services such cash management fee from IFRS Sub or right to purchase shares of IFRS Sub as the Board of Directors of IFRS shall determine prior to the Closing. All expenses of IFRS Sub, including the cost of the financial information provided by it to IFRS for preparation of IFRS financial statements, shall be borne by IFRS Sub.


     (vii) IFRS will, at the sole expense of IFRS Sub and upon the written election of Gary Ball delivered within twelve (12) months after the Closing Date, either (1) distribute 100% of the outstanding stock of IFRS Sub to the then-holders of Common Stock of IFRS other than (a) holders of the Purchase Shares or the Acquisition Shares) and (b) persons holding Common Stock of IFRS issued after the Closing Date other than shares of Common Stock issued or issuable to Gary Ball pursuant to A(v) above, (2) upon the sale of substantially all of the assets of IFRS Sub to a third party, distribute the net proceeds therefrom to the holders of Common Stock of IFRS who would have received shares of IFRS Sub pursuant to clause (1) above, or (3) provided that the fair market value of IFRS is then less than $1,000,000, sell IFRS Sub to Gary Ball for the then-agreed fair market value of the IFRS Sub, subject to indemnification by Gary Ball of IFRS for any liabilities of IFRS Sub.








B. TRANSACTION AGREEMENTS.



The Transaction Agreements shall include, contain or provide:



         (i) CLOSING CONDITIONS. IFRS's and PRPM's respective obligations to complete the Transactions shall be subject to the satisfaction of usual and customary conditions (any of which is susceptible to waiver by the party affected detrimentally), which shall include, without limitation, the following:

               a. PRPM, IFRS, and (where applicable) William Wright shall have executed mutually satisfactory Transaction Agreements consistent with the terms set forth in this Letter of Intent;


               b. The Board of Directors of IFRS and Board of Directors and, if required by applicable law, the stockholders of PRPM shall have approved the transactions contemplated hereby. If it is determined that approval of the stockholders of IFRS is required to approve the transactions contemplated hereby, IFRS shall have the right to terminate this Letter of Intent.


               c. Each of IFRS and PRPM shall have been satisfied with the results of its review and investigation of the other's business;


               d. As of the Closing Date, IFRS shall have filed with the Securities and Exchange Commission all periodic filings required by the Securities Exchange Act to that date and shall provide sufficiently documented books and records to PRPM to allow subsequent filings to be prepared.

               e. As of the Closing Date, there shall not be pending any litigation to which IFRS or PRPM is a party and which is reasonably likely to have a material adverse effect on the businesses of IFRS or PRPM, as applicable, or the proposed Transactions;


               f. IFRS and PRPM shall have received all permits, authorizations, regulatory approvals and third party consents necessary for the consummation of the Closing of the Transaction Agreements, and all applicable legal requirements shall have been satisfied.


               g. As of the Closing Date, the common stock of IFRS shall be listed for quotation on the OTCBB;


               h. Immediately prior to the Closing on the Closing Date, the total outstanding capital stock of IFRS shall consist of 1,167,279 common shares and no preferred shares, and there shall be no options, warrants or rights to acquire capital stock of IFRS whether for additional consideration or on conversion other than as provided in the Transaction Agreements;


               i. No less than ten days prior to the Closing Date, IFRS shall have mailed to its shareholders of record an information statement in compliance with SEC Rule 14f-1, and PRPM and William Wright shall provide to IFRS the information required to be provided in such information statement; [NOTE; RULE 14F-1 REQUIRES THE FILING OF SUCH NOTICE AT LEAST 10 DAYS PRIOR TO THE DATE OF A CHANGE IN A MAJORITY OF DIRECTORS; WE CAN EITHER DELAY THE CLOSING UNTIL 10 DAYS AFTER SUCH FORM IS FILED, OR WE CAN DELAY THE DATE THAT A MAJORITY OF DIRECTORS OF IFRS IS CHANGED UNTIL AFTER THE CLOSING, WHEN THE 10 DAY NOTICE HAS BEEN SATISFIED.


               j. There shall not be any material adverse change in, or effect on, either of IFRS's or FS' assets, financial condition, operating results, customer and employee relations, or business prospects or the financial statements theretofore supplied by IFRS or PRPM which is, or may reasonably be expected to be, materially adverse to the respective business, operations (as now conducted), assets, prospects or condition, financial or otherwise, of IFRS and FS or to the proposed Transactions.


         (ii) REPRESENTATIONS AND WARRANTIES. Customary and usual representations and warranties by the parties, and the principal executive officer of each of the parties shall certify these representations and warranties "to the best of his personal knowledge and information."

         (iii)   INDEMNIFICATION.   The  Transaction  Agreements  shall  contain
customary and usual indemnification and hold harmless provisions.


         (iv) EXPENSES. The parties shall bear their own expenses prior to the Closing.


         (v) CONDUCT OF BUSINESS PRIOR TO CLOSING. Until consummation or termination of the Transaction Agreements, IFRS and FS will conduct business only in the ordinary course and the assets of IFRS and FS shall not be sold or disposed of except in the ordinary course of business or with the written consent of the other party.









C.       MISCELLANEOUS PROVISIONS.



         (i) CONSUMMATION OF TRANSACTIONS. The Transaction Agreements shall be prepared and executed as soon as practicable.


         (ii) CONFIDENTIALITY: PUBLIC ANNOUNCEMENTS. Each party shall maintain the confidentiality of and shall not disclose any of the terms of this Letter of Intent (including its existence or the fact that the parties are in negotiations) and any other information related to the other party, or its representatives or affiliates, except to the extent required by law (provided that any party so required shall provide the other party with the contents of such disclosure as soon as reasonably practicable prior to making such disclosure), for a period of two (2) years. It is understood that all press releases or other public communications of any sort relating to this Letter of Intent or the transactions contemplated herein, including the method of release for publication thereof, shall be subject to the written approval of each of the parties hereto; provided, however, that the parties shall be entitled to make such disclosures as may be required pursuant to applicable law or the lawful requirements of any governmental agency or by order of a court of competent jurisdiction.


         (iii) EXCLUSIVITY. The parties agree that they shall not negotiate with any other third parties (other than affiliates thereof) with respect to the issues contained herein for a period of forty-five (45) days from and after the execution of this Letter of Intent unless the Transaction Agreements are not executed within twenty (20) days after the date hereof, in which event this provision shall be of no effect.


         (iv) NOTICES. All notices or other information deemed required or necessary to be given to any of the parties shall be given at the following addresses.


                  INFRARED SYSTEMS INTERNATIONAL

                  Mr. Gary Ball
                  President and Director
                  15 N. Longspur Drive
                  The Woodlands, TX 77380
                  T: 281-419-1955

                  WITH A COPY TO:

                  Edward T. Swanson, Esq.
                  2071 N. Altadena Drive
                  Altadena, CA 91001
                  T: 310-283-1035


                  PRPM

                  Propalms, Inc.
                  Unit 4
                  Park Farm Courtyard
                  Easthorpe
                  Malton
                  North Yorkshire Y017 6QX
                  United Kingdom
                  T: 44-1653-696060

                  WITH A COPY TO:

                  ________________________

                  ________________________

                  ________________________

                  ________________________


                  Kimberly L. Graus, Esq.
                  4949 SR 64 E, #141
                  Bradenton, Fl. 34208
                  T: 941-747-5290


                  WILLIAM WRIGHT

                  ________________________

                  ________________________

                  ________________________

                  ________________________


                  WITH A COPY TO:

                  ________________________

                  ________________________

                  ________________________

                  ________________________


         (v) GOVERNING LAW. The transactions which are contemplated herein, to the extent permitted, shall be governed by and construed in accordance with the laws of the State of Nevada.


         (iv) ACCESS TO BOOKS AND RECORDS. Each party and its agents, attorneys and representatives shall have full access to the property, books and records of the other party (the confidentiality of which the investigating party agrees to retain) for purposes of conducting due diligence.

         (v) COUNTERPARTS. This Letter of Intent may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all of such counterparts together shall constitute one agreement.


         (vi) CONFIDENTIAL INFORMATION. As used in this Letter of Intent, "Confidential Information" means all nonpublic information disclosed by the one party or its agents to the other that is designated as confidential or that, given the nature of the information or the circumstances surrounding its disclosure, reasonably should be considered as confidential. Confidential Information includes, without limitation (i) nonpublic information relating to the party's technology, customers, business plans, promotional and marketing activities, finances and other business affairs, and (ii) third-party information that the party is obligated to keep confidential.


         The parties may use Confidential Information only in pursuance of its business relationship with the other party. Except as expressly provided in this Letter of Intent, neither party will disclose Confidential Information to anyone without the other party's prior written consent, provided however, that consent is granted for the parties disclosure of such confidential information to their respective attorney's and accountants, where necessary. Each party will take all reasonable measures to avoid disclosure, dissemination or unauthorized use of Confidential Information, including, at a minimum, those measures it takes to protect its own confidential information of a similar nature.


         IFRS intellectual property contains information subject to foreign disclosure restrictions under ITAR (International Traffic in Arms Control Regulation). All technical information for any and all Infrared Applications is transferred and protected under the subsidiary IFRS Sub, and the direct custodial care of Gary E. Ball.


         (vii) EFFECT OF THIS LETTER OF INTENT. This Letter of Intent is intended merely as a guide in the negotiations and preparation of the Agreement on terms and conditions satisfactory to the parties hereto, and nothing contained herein shall be construed to preclude other provisions from being included in the Agreement, provided that such other provisions are consistent with the content of this Letter of Intent and otherwise satisfactory to the parties hereto. While the parties intend to proceed promptly to complete and execute the Agreement, it is expressly understood that this is a Letter of Intent only, and no liability or obligation of any nature whatsoever is intended to be created between either of the parties hereto except as set forth in Paragraphs C(ii) (Confidentiality), C(iii) (Exclusivity) and C((vii) (Confidential Information) hereof.

Please acknowledge that this Letter of Intent correctly sets forth our intentions at this point by countersigning the enclosed duplicate original of this Letter of Intent in the space provided below and returning one fully executed original to PRPM.



Sincerely,

/s/ ROBERT ZYSBLAT
_________________________
Robert Zysblat
President, Propalms, Inc.



AGREED AND ACCEPTED BY:



/s/ GARY BALL                 January 28, 2010
_________________________
Gary Ball
Chairman and CEO
Infrared Systems International
15 N. Longspur Drive
The Woodlands, TX 77380







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